UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811- 2333



                           New Perspective Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: September 30, 2003

                  Date of reporting period: September 30, 2003





                                Vincent P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                               Richard M. Phillips
                           Kirkpatrick & Lockhart LLP
                       Four Embarcadero Center, 10th Floor
                             San Francisco, CA 94111
                          (Counsel for the Registrant)


ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

NEW PERSPECTIVE FUND

[cover:  map of Africa and flat panel computer screen with world map]

Consistency amid change: a 30-year perspective

Annual report for the year ended September 30, 2003

New Perspective Fund(R) seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                              Page
Letter to shareholders                                                  1
The value of a long-term perspective                                    4
Consistency amid change: a 30-year perspective                          6
Investment portfolio                                                   12
Directors and officers                                                 40
The American Funds family                                      back cover

Fund results for this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 4 for Class A share results with relevant sales charges. Results for other share classes can be found on page 39. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

[photographs:  map and aerial shot of world]

FELLOW SHAREHOLDERS:

Global markets rose dramatically during New Perspective Fund's 2003 fiscal year, spurred by growing evidence that economic growth had finally begun to take hold around the world. U.S.-based investors enjoyed an additional boost to returns from a strengthening of several major currencies against the dollar.

For the 12 months ended September 30, New Perspective gained 30.5%; that return included reinvestment of the dividend of 17 cents a share that was paid in December 2002. The fund outpaced the 26.0% return of the unmanaged MSCI World Index, which measures major stock markets in 23 countries, including the U.S. It also finished the year comfortably ahead of the 23.4% average return of the 319 global funds tracked by Lipper.

New Perspective has consistently maintained its advantage over longer, more meaningful time frames. As the table below shows, it has outpaced all of its relevant benchmarks over its 30-year lifetime, as well as for the most recent five- and 10-year periods.

THE GLOBAL PICTURE BRIGHTENS

The fund's fiscal year began in October, shortly before global stock markets touched bottom after a particularly volatile summer. Equity prices rose through the new year, retreated with the onset of war with Iraq, and then climbed again in late March. With major conflict resolved, investors renewed their focus on the improving prospects for economic growth -- leaner inventories, a pick-up in manufacturing, robust consumer demand and rising corporate earnings. Stock prices rebounded strongly, particularly in April and May.

[Begin Sidebar]

RESULTS AT A GLANCE
(For periods ended September 30, 2003, with distributions reinvested)

                                                                            Average annual total returns
                                                  1 year                                                  Lifetime
                                               total return         5 years         10 years               (since
                                                                                                       March 13, 1973)

New Perspective Fund                              +30.5%             +7.4%           +10.8%                +13.4%
MSCI indexes: (1)
     World Index                                  +26.0              +0.8             +6.3                  +9.7
     USA Index                                    +25.0              +0.4            +10.1                 +10.7
Lipper global funds average (2)                   +23.4              +3.5             +7.5                 +12.4

(1)  The indexes are unmanaged.
(2) Source: Lipper. Averages are based on total return and do not reflect the effects of sales charges. New Perspective's returns do not include sales charges.
[End Sidebar]

In the U.S., stocks rose 25.0% for the 12 months ended September 30 (1). Most of this increase was achieved in the second half of the reporting period, a pattern that was mirrored in virtually every other market. Currency appreciation against the dollar proved to be a considerable benefit for U.S.-based investors holding non-U.S. stocks.

(1) Unless otherwise indicated, country returns are based on MSCI indexes, are measured in U.S. dollars and assume reinvestment of dividends.

In Europe, the value of the euro rose 18.1% against the dollar during the year, lifting 12-month returns for the region to 28.2% when measured in dollars, compared with 14.2% in euros. Among individual markets, Germany (+39.6%), France (+31.8%) and Spain (+51.8%) posted exceptionally strong returns in dollar terms; in the Netherlands, a meager 3.6% return in euros translated into a 22.1% gain in dollars. Outside the eurozone, the United Kingdom (+21.4%) and Switzerland (+19.9%) likewise achieved healthy increases for dollar-based investors. Closer to home, Canadian stocks appreciated 45.0% in price, a large portion of which was due to currency gains.

ASIA BOUNCES BACK

Stock prices in Asia closed the year on a strong note as well, overcoming declines in the early part of the period. In Japan (+18.5%) investors grew increasingly heartened by new signs of economic life; banks have begun to shed bad loans, a number of companies have restructured and the country's gross domestic product appears to be rising. A strong yen improved returns for U.S. investors -- it appreciated 9.1% against the dollar for the year -- although it restrained profits for Japanese exporters.

[Begin Sidebar]
[begin table]

WHERE NEW PERSPECTIVE'S ASSETS WERE INVESTED
(percent invested by country)

                                      September 30
                                  2003             2002

THE AMERICAS                      44.3%            49.6%
United States                     37.6             42.6
Canada                             4.2              5.3
Brazil                             1.9              1.0
Mexico                              .6               .7

EUROPE                            29.7%            29.5%
United Kingdom                     8.7              8.5
Netherlands                        5.1              5.3
France                             4.0              3.9
Germany                            3.1              3.7
Switzerland                        2.7              2.8
Spain                              1.2               --
Norway                             1.1              1.0
Italy                              1.0              1.4
Austria                             .6               --
Portugal                            .5               --
Denmark                             .5               .3
Belgium                             .4               .5
Finland                             .2              1.6
Ireland                             .2               .2
Russia                              .2               .2
Sweden                              .2               .1

ASIA/PACIFIC BASIN                16.7%            12.0%
Japan                              9.9              7.1
Australia                          2.3              2.0
Taiwan                             2.0              1.6
South Korea                        1.8              1.3
Singapore                           .7               --

OTHER                              1.0%              .8%

CASH & equivalents                 8.3%             8.1%
                                 100.0%           100.0%
[end table]
[End Sidebar]

Elsewhere in the region, stocks rose in Australia (+37.1%), Taiwan (+47.4%) and South Korea (+22.9%), buoyed by improving business conditions around the world.

TECHNOLOGY STOCKS RISE FROM THE ASHES

Investors flocked back to technology stocks during the year, convinced that the excesses of the Internet bubble had been wrung out of them and encouraged by an increase in chip demand. New Perspective was well-positioned to benefit from the enthusiasm. Our research analysts had uncovered a large number of attractively valued technology companies, particularly among semiconductor manufacturers and equipment makers, and we had begun adding to our positions more than a year ago. Large gainers in the portfolio included Agere Systems (+186.5%) (2), Cisco Systems (+86.5%), Taiwan Semiconductor Manufacturing (+80.5%), Applied Materials (+57.1%) and Samsung Electronics (+39.3%). Also notable were the fund's relatively small holdings in Internet companies eBay (+102.7%) and Yahoo! (+269.7%). The latter was the portfolio's top-gaining stock.

(2) Stock price changes reflect market exchange prices translated to U.S. dollars at the beginning and end of the period.

STRENGTH FROM MANY QUARTERS

The favorable equity environment, combined with good individual stock selection, contributed to broad strength throughout the portfolio. Metals and mining companies continued to do well, including Newmont Mining (+42.1%), our sixth largest position. The fund's largest holding, Time Warner (which recently dropped the "AOL" from its name), rallied from depressed levels to appreciate 29.1% in price. Other media holdings, such as News Corp. (+69.0%) and Vivendi (+58.1%), also posted sharp gains. Tyco International was another turnaround success story; its stock price rose 44.9% amid evidence that the company had put the worst of its management crisis behind it.

Pharmaceuticals, our largest industry concentration, generally supported returns. AstraZeneca (+43.6%) and Shionogi (+61.0%), partners in the development of Crestor, a new cholesterol-lowering drug, both rose when it won Federal Drug Administration approval over the summer. Elan, another longtime holding, gained a remarkable 174.1%, reversing a protracted decline that began in early 2002. Elan is a relatively small position in the fund.

A number of food companies -- including Nestle (+5.8%), Unilever NV (-0.4%), Coca-Cola (-10.4%) and Kraft (-19.1%) -- took a breather after holding up well during the bear market. Dutch supermarket retailer Ahold (-19.3%) was badly punished in February on revelations of accounting irregularities in one of its subsidiaries; we used the decline to add to our position and the stock rebounded during the spring.

[Begin Sidebar]
[begin table]

LARGEST STOCK HOLDINGS
(as of September 30, 2003)

Company                             Country              Percent of net assets

AOL Time Warner                     United States                     3.1%
AstraZeneca                         United Kingdom                    2.4
Altria Group                        United States                     2.4
Vodafone                            United Kingdom                    1.9
Tyco International                  United States                     1.8
Newmont Mining                      United States                     1.5
Nestle                              Switzerland                       1.4
Taiwan Semiconductor
  Manufacturing                     Taiwan                            1.4
News Corp.                          Australia                         1.2
Telefonica                          Spain                             1.2

[end table]
[End Sidebar]

A COMPANY-BY-COMPANY APPROACH

With the business environment on the mend, we continued to focus on companies we believe are best positioned to capture growth on a global basis and whose securities are attractively valued. As always, our decisions are made from the bottom up -- one company at a time -- and supported by intensive fundamental research.

We mentioned earlier that we added significantly to our technology holdings during the year; we also increased investments in telecommunications providers, particularly those based in Europe. We have also found a number of compelling opportunities among Japanese companies -- primarily technology firms, but also manufacturers of automobiles and other consumer products. At the same time, we reduced several media, pharmaceutical and insurance holdings.

A GLOBAL MANDATE

By many measures, it would appear that the world's major economies are on track for growth, albeit at a somewhat tempered pace. Earnings have inched up, boosted by gains in productivity and corporate streamlining efforts. Inflation is low, as are short-term interest rates, keeping credit lines affordable for expansion. However, obstacles may linger for a time. Debt levels are still precarious. With demand lackluster, many businesses remain cautious about increasing their work forces or investing in new capacity. Finally, while the weaker U.S. dollar has improved the competitiveness of American exporters, it has created pricing problems for their European and Japanese counterparts.

Longer term, the outlook is promising. It is said that nothing endures but change -- a premise that has been borne out to a degree we could not have imagined 30 years ago when New Perspective was created with a mandate to capitalize on change. As we enter our fourth decade, we are confident that well-managed, globally minded businesses will continue to adapt, grow and reward those who recognize their potential early on.

We invite you to learn more about New Perspective Fund in the article that begins on page 6.

Cordially,

/s/ Walter P. Stern                     /s/ Gina H. Despres
Walter P. Stern                         Gina H. Despres
Chairman of the Board                   President

November 5, 2003

[Begin Sidebar]
As reported in the press, instances of excessive short-term trading and illegal "late trading" (trading after 4 p.m. Eastern time) have been discovered at a number of different fund companies. In several of those cases, fund personnel engaged in or permitted these activities in clear violation of regulatory requirements and strict internal policies. This sort of conduct is unethical and detrimental to long-term shareholders. We will not tolerate it at American Funds. Although it is often difficult to detect and prevent abusive trading practices, we are committed to taking action to combat this harmful activity wherever we find it.
[End Sidebar]

[Begin Sidebar]
We wish to announce the retirement of New Perspective Fund's advisory board. The board, which was established at the fund's inception, has included executives, scholars, diplomats and journalists, who contributed a remarkable range of expertise about businesses, politics and cultures around the world. Their guidance has been invaluable and we are indebted to them for their many years of devoted service to the fund.
[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value: As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their dividend and capital values.

LOW FUND EXPENSES, LOW TURNOVER RATE
(for the 12 months ended September 30, 2003)

New perspective Fund's expense ratio was 0.83% in fiscal 2003. That's only $83 for every $10,000 invested and substantially less than the 1.81% average expense ratio for global euity funds, as measured by Lipper.

The fund's turnover rate (the rate at which holdings are bought and sold) is also low, at 28%, keeping transaction costs and tax consequences contained. The average global equity fund has a turnover rate of 98%, according to lipper.


[begin mountain chart]

             New
             Perspective      New
Year         Fund             Perspective      MSCI USA        MSCI World
ended        with             Fund             Index with      Index with
September    dividends        excluding        dividends       dividends
30           reinvested(1,2)  dividends(1)     reinvested(3)   reinvested(3)
1973#        $9,931            9,931            9,646           9,493

1974          7,397            7,159            5,797           5,885

1975         10,761            9,945            7,955           7,645

1976         12,711           11,414           10,381           9,325

1977         13,041           11,447            9,927           9,682

1978         17,330           14,851           10,955          11,891

1979         20,086           16,785           12,044          13,358

1980         24,849           20,236           14,203          15,940

1981         25,297           19,876           13,950          14,915

1982         27,132           19,970           15,461          15,310

1983         39,066           27,021           22,068          21,623

1984         39,467           26,470           23,024          22,854

1985         45,547           29,634           26,532          28,609

1986         63,229           40,199           34,782          45,568

1987         94,662           59,018           49,363          65,790

1988         81,177           49,425           42,826          61,886

1989        103,896           61,382           56,879          77,849

1990         98,828           56,985           52,018          61,412

1991        122,408           68,721           68,593          76,935

1992        132,246           72,778           76,212          76,606

1993        156,496           84,770           86,181          92,610

1994        176,224           94,196           89,654         100,086

1995        209,056          110,012          117,254         115,068

1996        231,302          119,395          142,382         131,407

1997        300,629          152,502          199,645         163,771

1998        304,321          152,132          221,700         164,609

1999        421,280          208,845          284,076         213,848

2000        501,040          247,471          316,802         231,980

2001        393,481          192,176          231,378         167,321

2002        333,032          160,633          180,997         135,766

2003        434,522          207,655          226,168         171,091

[end mountain chart]

AVERAGE ANNUAL TOTAL RETURNS

(based on a $1,000 investment for periods ended September 30, 2003, with all distributions reinvested)

CLASS A SHARES *
reflecting 5.75% maximum sales charge

1 year                        +22.95%
5 years                        +6.12
10 years                      +10.10

* Results for other share classes can be found on page 39.


YEAR ENDED SEPTEMBER 30                1973#          1974         1975         1976         1977         1978         1979

TOTAL VALUE
Dividends reinvested                      --          $325          401          336          279          319          443
Value at year-end                     $9,931         7,397       10,761       12,711       13,041       17,330       20,086

NPF's total return                    (0.7)%        (25.5)         45.5         18.1          2.6         32.9         15.9


YEAR ENDED SEPTEMBER 30                1980          1981         1982         1983         1984         1985         1986

TOTAL VALUE
Dividends reinvested                     501           930        1,666        1,830        1,205        1,195        1,178
Value at year-end                     24,849        25,297       27,132       39,066       39,467       45,547       63,229

NPF's total return                      23.7           1.8          7.3         44.0          1.0         15.4         38.8


YEAR ENDED SEPTEMBER 30                1987          1988         1989         1990         1991         1992         1993

TOTAL VALUE
Dividends reinvested                   1,393         1,819        2,603        2,615        2,977        2,522        2,171
Value at year-end                     94,662        81,177      103,896       98,828      122,408      132,246      156,496

NPF's total return                      49.7        (14.3)         28.0        (4.9)         23.9          8.0         18.3


YEAR ENDED SEPTEMBER 30                1994          1995         1996         1997         1998         1999         2000

TOTAL VALUE
Dividends reinvested                   2,229         2,811        4,126        4,362        4,385        3,039        1,765
Value at year-end                    176,224       209,056      231,302      300,629      304,321      421,280      501,040

NPF's total return                      12.6          18.6         10.6         30.0          1.2         38.4         18.9


YEAR ENDED SEPTEMBER 30                2001          2002         2003

TOTAL VALUE
Dividends reinvested                   5,394         5,382        3,371
Value at year-end                    393,481       333,032      434,522

NPF's total return                    (21.5)        (15.4)         30.5

Average annual total return for 30-1/2 years:  13.1% (1), (2)

# For the period March 13, 1973 (commencement of operations) through September 30, 1973.
(1) These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustments have been made for income or capital gain taxes.
(2) Includes reinvested dividends of $63,571 and reinvested capital gain distributions of $211,883.
(3) The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

[photograph:  map of British Isles and satellite shot of the world]

CONSISTENCY AMID CHANGE: A 30-YEAR PERSPECTIVE

[Begin Sidebar]
" Quiet  minds  can't  be  perplexed  or  frightened,  but  go on in  fortune or misfortune at their own private pace, like a clock during a thunderstorm."
                                                    -- Robert Louis Stevenson
[End Sidebar]

[Begin Sidebar]
This year marks New Perspective Fund's 30th anniversary, making it one of the nation's oldest global funds. It is also by far the largest, with some two million shareholder accounts and $27 billion in net assets. While the fund's success has been due in no small part to the tremendous growth in markets around the world, New Perspective has also benefited from its consistent investment approach. That singular focus -- through good markets and bad -- has translated into above-average long-term returns.
[End Sidebar]

In this year's annual report, we invite you to hear from a few of the fund's investment professionals, who answer questions about the fund's time-tested philosophy, its strong record and the factors that have helped New Perspective Fund stand out among global funds.

Gina Despres,  New Perspective's  president,  is joined by portfolio  counselors
Mark Denning, Gregg Ireland and Rob Lovelace, and by Galen Hoskin, a research analyst who follows the technology industry.

Q: WHAT MAKES NEW PERSPECTIVE FUND UNIQUE?

GINA DESPRES: When New Perspective was created in 1973, it set its sights on a specific segment of the global marketplace: It would capitalize on investment opportunities generated by changing global trade patterns and economic and political relationships. This focus serves a dual purpose. On the one hand, it acts as a discipline on the kinds of companies that we select for the portfolio. On the other, it provides the flexibility to take advantage of globalizing trends around the world.

ROB LOVELACE: New Perspective invests in companies that are themselves committed to the global concept. As you can see from the diversity of holdings in the portfolio, there are a lot of nuances to be exploited within that lens. They include blue chip multinationals -- giants such as Coca-Cola or Royal Dutch Petroleum -- but also less obvious candidates, such as FedEx, that are expanding into other markets. Some do business primarily within their own region -- Europe, perhaps, or North America -- while others are entirely global in their operations. Nestle, for example, has operations in just about every country in the world. What you won't see are companies that derive most of their revenues from their domestic markets.

MARK DENNING: The fund's mandate has proved to be a prescient one and more relevant today than ever. For example, the recent creation of the eurozone has led to the emergence of truly pan-European companies, notably among telecommunications providers, which now operate within an entirely new competitive and regulatory environment. On all fronts, the greatest nexus of change today -- politically, economically, and in terms of trade -- is China. Even though it will likely be some time before New Perspective invests meaningfully in Chinese stocks, that country's growing importance has already begun to make many new investments available for the fund -- in companies based in Australia, South Korea, Japan and elsewhere that can help satisfy China's demand for infrastructure and consumer goods.

[Begin Sidebar]
A look at what makes New Perspective special
[End Sidebar]

[photograph:  Mark Denning]
[Begin Caption]
Mark Denning
Portfolio counselor
Based in London
[End Caption]

[photograph:  Gina Despres]
[Begin Caption]
Gina Despres
President
Based in Washington, D.C.
[End Caption]

[photograph:  Galen Hoskin]
[Begin Caption]
Galen Hoskin
Research analyst
Based in San Francisco
[End Caption]

[photograph:  Gregg Ireland]
[Begin Caption]
Gregg Ireland
Portfolio counselor
Based in Washington, D.C.
[End Caption]

[photograph:  Robert Lovelace]
[Begin Caption]
Robert Lovelace
Portfolio counselor
Based in Los Angeles
[End Caption]

[photograph:   Walter Stern]
[Begin Caption]
Walter Stern
Founding chairman
Based in New York
[End Caption]

[photograph:  map of Spain and the Atlantic Ocean]

Q: WHY INVEST GLOBALLY?

GREGG IRELAND: There are a number of answers to this question, but I would say that the best case for a global strategy is the flexibility it affords. More than half of the world's market capitalization is situated outside the United States -- and opportunities are continuing to grow. When New Perspective began three decades ago, the market cap of the MSCI World Index was just about $1 trillion. Today, that figure stands at more than $15 trillion. What's more, the global investable universe now includes markets such as South Korea, Spain, Mexico and Russia. These were simply unavailable to investors in 1973. The scope of that potential is reflected in the fund's portfolio, which currently has exposure to about 25 countries, compared with six at the end of our first fiscal year.

MARK: Another benefit is a pretty basic one: Stock markets often move in different directions, which means that in a given year any number of markets can do better than the U.S. As a result, global diversification can help cushion the portfolio against declines in the U.S. and hopefully help it do even better over time. Gratifyingly, the fund has mostly exceeded the sum of its parts. Over its lifetime it has outpaced not only the MSCI World Index, but every market in which it invests, except Sweden.

Q: HOW DO WE CHOOSE COMPANIES FOR THE PORTFOLIO?

GREGG: Our investment approach has always been from the bottom up and long-term. We select one company at a time, looking closely at fundamentals -- balance sheets, cash flow, the quality of the management and so on -- to try to determine its prospects over three or five or even 10 years. While we certainly take the market environment into account, we're willing to look beyond current conditions. We know from experience that themes may dominate returns over shorter periods -- Dutch stocks may be out of favor for a time, or pharmaceuticals especially sought after -- but individual companies that are well run and growing their business should stand out over the long term, regardless of where they're located. We have seen this again and again.

ROB: That's not to say we don't invest opportunistically. Sometimes an entire market or industry seems underpriced. One recent example has been Japanese stocks, which had taken a terrible beating due to that country's economic problems; another was European telecommunications providers, which had been struggling to restructure in the aftermath of the bubble of the late 1990s. In both cases, we found a number of attractive investments we believed the market had over-discounted.

Q: DO CURRENCY RELATIONSHIPS PLAY A PART IN BUILDING THE PORTFOLIO?

GINA: This is obviously an important factor for a global fund, particularly one that focuses on opportunities created by change, but it's a complex issue. Currency fluctuations can have an impact on where a company gets its raw materials, where its products are sold and the value of its earnings -- consider a European company that outsources its manufacturing to China and exports its goods to the U.S. That said, because New Perspective is investing in global companies, many of which are managing their own currency exposure, the fund generally does not hedge currencies.

Q: HOW DO WE FIND APPROPRIATE INVESTMENTS FOR THE FUND?

ROB: One of New Perspective's great advantages lies in the research effort of its investment adviser, Capital Research and Management Company. Capital is organized in a completely global way, not only because it has seven offices outside the U.S. but because it supports a communication network that enables us to develop a multi-faceted perspective on the companies we follow. Thus, we will evaluate a Japanese car manufacturer not just in the context of the Japanese stock market but also against other auto companies in the U.S. or Germany. The 35 analysts who cover industries and countries for the fund embody this diversity of experiences and perspectives: Collectively they hail from 15 countries and speak more than a dozen languages.

GALEN HOSKIN: As analysts, we get an edge by working together. The breadth and quality of data that we gather through our own global network has a positive impact on the portfolio. Technology, for example, is a truly global industry -- news out of Shenzhen or Tokyo can affect the stock price of a semiconductor company in San Jose. Having more than 25 technology analysts around the world helps us triangulate our information and improve our recommendations. We are in touch daily via phone and e-mail. We also hold weekly conference calls in which we discuss both current and long-term technology and market trends. From time to time we'll invite a chief technology officer from one of the New Perspective portfolio companies to come and talk about their company's spending plans and offer their thoughts on technology products and services, topics which typically have investment implications.

[Begin Sidebar]
[begin table]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

New Perspective Fund is managed by seven portfolio counselors, each of whom oversees a portion of assets independently, in keeping with the fund's objective. The benefits of the multiple portfolio counselor system, which is employed by all of the American Funds, include: consistent long-term results, a range of investment styles, portfolio counselors overseeing a manageable share of the fund's assets, and continuity of investment approach. An additional portion of assets is managed by roughly three dozen research analysts, who invest only in their highest conviction ideas.

Portfolio              Years of investment            Years with
counselors                 experience               American Funds

Mark Denning                  21                           21
Tim Dunn                      18                           13
Gregg Ireland                 31                           31
Carl Kawaja                   16                           12
Rob Lovelace                  18                           18
Don O'Neal                    18                           18
Dina Perry                    26                           12

[end table]
[End Sidebar]

[Begin Pull Quote]
"New Perspective invests in companies that are themselves committed to the global concept."
                                                           -- Rob Lovelace,
                                        New Perspective portfolio counselor
[End Pull Quote]

Q: WHAT ARE SOME IMPORTANT GLOBAL DEVELOPMENTS THAT MAY IMPACT THE FUND IN THE YEARS AHEAD?

MARK: Very broadly speaking, there are a number of things that we're keeping our eyes on for the future. A vital issue for the near term is Japan's ability to pull itself out of its economic straits and maintain its status as a global economic force. Another theme is the growing dominance of China, which I mentioned earlier. We're also closely following the changes taking place in developing markets around the world -- not just China, but Eastern Europe, Southeast Asia and Latin America. All of these will impact the fund in one way or another.

GALEN: Technological innovation will continue to play a major role. A number of companies are benefiting from the digitalization of consumer products -- cars, televisions, cell phones and broadband Internet connections at home. Chip makers are experiencing record demand, and semiconductor equipment companies should eventually benefit from the robust demand at their chip maker customers. Specialist material producers also appear well-positioned to benefit long term as consumer electronics continue their transition from analog to digital. Since these companies are based all around the world -- in the U.S., Japan, South Korea, Taiwan and the Netherlands -- we believe that having a global platform gives us an advantage in understanding what's going on in the industry and helps us determine which companies are poised to benefit.

GREGG: I would mention that our interest in technology is not a new one. Within the fund's first year of operations, it was invested in National Semiconductor, Texas Instruments, IBM and Sperry Rand, which had developed the UNIVAC computer.

Q: HOW DO YOU PRESERVE THE CONTINUITY OF THE APPROACH?

Rob: The Capital organization, as a whole, has a culture of remembering where it came from before it tries something new. That collective memory is embedded in everything we do here and has kept us remarkably grounded as the investment world has changed. More specifically, the multiple portfolio counselor system ensures that our approach remains intact and that the fund's legacy is passed on to a new generation of investment professionals. Thierry Vandeventer, who was the last of New Perspective's original counselors to step down, retired only last year. That gave all of us the chance to learn at his knee.

[Begin Sidebar]
[begin table]

WORLD ENOUGH AND TIME

New Perspective has the flexibility to invest anywhere in the world its investment professionals find attractive opportunities. Long term, that breadth has helped the fund exceed the sum of its parts: Over its lifetime, it has outpaced the vast majority of the world's stock markets.


                                        Average annual
                                        total return (%)

Sweden                                       14.0%

NEW PERSPECTIVE FUND                         13.4%

Netherlands                                  13.3%

Switzerland                                  11.6%

Belgium                                      11.5%

United Kingdom                               11.3%

Denmark                                      10.9%

United States                                10.7%

France                                       10.4%

Germany                                       9.7%

Australia                                     9.2%

Table shows the 10 best MSCI World Index markets from March 13, 1973, through September 30, 2003.

Figures are calculated with dividends reinvested and adjusted to U.S. dollars.

[end table]
[End Sidebar]

[photographs:  a measuring instrument on a world map; satellite dish]

GLOBAL INVESTING THEN AND NOW: A CHANGING LANDSCAPE

When New Perspective was created in 1973, global markets were uncharted territory for most U.S. investors. As Walter Stern, the fund's founding chairman, recalls, there were a number of formidable barriers in place.
"Information about companies was extremely hard to come by and travel was cumbersome at best. More critically, a decade-old interest equalization tax was still in place, which taxed purchases of foreign stocks at 15%. That law was already under challenge when the fund began -- it would be rescinded in January 1974 -- but for many people it cast into doubt the viability of a global fund."

Capital's investment professionals, however, were optimistic about the prospects of a global approach. Many of the world's economies, particularly those in the Pacific Basin, were on the cusp of rapid growth. These countries were not only becoming major trading partners with the U.S., they were nurturing vital businesses in their own right. Capital's research analysts had collected ample evidence that there were many interesting investment opportunities abroad. "We first established a presence outside the U.S. in the early 1960s, and had been following companies and investing internationally since the 1950s," Wally explains. "Oftentimes, our analysts were the first that many of these corporate executives had ever met." New Perspective Fund had one of the largest mutual fund underwritings up to that time; with U.S. stock prices in the midst of a steep decline, the fund's investment professionals used those resources to carefully build up the portfolio.

New Perspective was initially conceived of as a U.S. stock fund with the ability to invest a portion of assets overseas. Over time, that flexibility expanded and today the fund can invest anywhere in the world. The intervening years have also seen tremendous changes in political, economic and trade patterns, and global investing has gained wide acceptance. Information has become more accessible, companies have become increasingly shareholder-friendly and the sheer number of available markets has grown exponentially. Still, there's no room for complacency. "In some respects, it has become easier to adhere to our approach," says Wally, "but we are just as rigorous as we were when the fund began."


INVESTMENT PORTFOLIO
September 30, 2003

Largest industry holdings

[begin pie chart]
                                                Percent of
                                                Net Assets

Pharmaceuticals                                    7.40 %
Media                                              6.70
Metals & mining                                    6.67
Semiconductors & semiconductor equipment           6.59
Oil & gas                                          4.54
Other industries                                  59.83
Cash & equivalent                                  8.27

[end pie chart]


EQUITY SECURITIES (COMMON AND PREFERRED STOCKS)
                                                                                                                     Market
                                                                                                                      value
                                                                                                        Shares        (000)
PHARMACEUTICALS  -  7.40%
AstraZeneca PLC (Sweden) (1)                                                                          14,341,994  $ 615,833
AstraZeneca PLC (United Kingdom) (1)                                                                     725,000     30,685
AstraZeneca PLC (ADR)                                                                                    555,000     24,087
Shionogi & Co., Ltd. (Japan) (1)                                                                      13,698,000    237,162
Sanofi-Synthelabo (France) (1)                                                                         3,475,000    212,096
Roche Holding AG (Switzerland) (1)                                                                     1,415,000    117,882
UCB NV (Belgium) (1)                                                                                   3,577,039    106,110
Merck & Co., Inc. (USA)                                                                                1,720,000     87,066
Novo Nordisk A/S, Class B (Denmark) (1)                                                                2,250,000     83,353
Bristol-Myers Squibb Co. (USA)                                                                         3,100,000     79,546
Aventis, Class A (France) (1)                                                                          1,370,000     71,364
Forest Laboratories, Inc. (USA) (2)                                                                    1,240,000     63,798
Chugai Pharmaceutical Co., Ltd. (Japan)                                                                4,707,100     58,765
H. Lundbeck A/S (Denmark) (1)                                                                          3,046,175     55,179
Johnson & Johnson (USA)                                                                                1,100,000     54,472
Elan Corp., PLC (ADR) (Ireland) (2)                                                                    9,042,200     47,833
Eli Lilly and Co. (USA)                                                                                  800,000     47,520
Pfizer Inc (merged with Pharmacia Corp.) (USA)                                                           980,000     29,772
Schering-Plough Corp. (USA)                                                                            1,500,000     22,860


MEDIA  -  6.70%
AOL Time Warner Inc. (USA) (2)                                                                        56,320,000    850,995
News Corp. Ltd., preferred (ADR) (Australia)                                                           4,224,600    115,289
News Corp. Ltd., preferred (1)                                                                        14,434,309     98,627
News Corp. Ltd. (ADR)                                                                                  2,927,600     96,025
News Corp. Ltd.(1)                                                                                     2,784,245     22,648
Viacom Inc., Class B, nonvoting (USA)                                                                  4,940,000    189,202
Vivendi Universal (France)(1)(2)                                                                       7,553,900    134,654
Vivendi Universal (ADR)(2)                                                                               300,000      5,328
Grupo Televisa, SA, ordinary participation certificates (ADR) (Mexico)                                 2,516,400     92,075
Comcast Corp., Class A (USA) (2)                                                                       2,947,775     91,027
Interpublic Group of Companies, Inc. (USA)(2)                                                          3,460,000     48,855
Dow Jones & Co., Inc. (USA)                                                                            1,000,000     47,350
Lagardere Groupe SCA (France) (1)                                                                        700,000     31,699
Clear Channel Communications, Inc. (USA)                                                                 736,600     28,212


METALS & MINING  -  6.67%
Newmont Mining Corp. (USA)                                                                            10,650,000    416,308
Cia. Vale do Rio Doce, ordinary nominative (ADR) (Brazil)                                              4,140,000    168,995
Cia. Vale do Rio Doce, preferred nominative, Class A                                                     851,800     30,437
Barrick Gold Corp. (Canada)                                                                           10,000,000    188,300
Placer Dome Inc. (Canada)                                                                             12,250,000    168,437
Anglo American PLC (United Kingdom) (1)                                                                9,216,500    165,822
POSCO (South Korea) (1)                                                                                1,440,000    164,250
Phelps Dodge Corp. (USA) (2)                                                                           2,671,000    125,003
WMC Resources Ltd (Australia) (2)                                                                     30,893,000     92,975
Gold Fields Ltd. (South Africa) (1)                                                                    4,500,000     64,444
BHP Billiton Ltd. (Australia) (1)                                                                      8,000,000     57,062
BHP Billiton PLC (United Kingdom) (1)                                                                  7,846,075     52,205
Anglogold Ltd. (South Africa) (1)                                                                      1,140,000     43,509
Alumina Ltd. (Australia) (1)                                                                          12,449,200     42,885
JFE Holdings, Inc. (Japan) (1)                                                                         1,783,300     38,299
Alcoa Inc. (USA)                                                                                       1,000,000     26,160


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  6.59%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)(2)                                          200,668,992    388,574
Samsung Electronics Co., Ltd. (South Korea) (1)                                                          810,000    271,413
Applied Materials, Inc. (USA) (2)                                                                     12,870,000    233,462
Texas Instruments Inc. (USA)                                                                           6,700,000    152,760
Tokyo Electron Ltd. (Japan) (1)                                                                        2,254,100    147,093
ASML Holding NV (Netherlands) (1)(2)                                                                   7,390,000     96,850
ASML Holding NV (New York registered)(2)                                                               3,575,000     46,940
Agere Systems Inc., Class B (USA) (2)                                                                 25,500,000     73,695
Agere Systems Inc., Class A (2)                                                                       16,875,000     51,806
Rohm Co., Ltd. (Japan) (1)                                                                               800,000    104,190
KLA-Tencor Corp. (USA) (2)                                                                             1,700,000     87,380
Altera Corp. (USA) (2)                                                                                 3,600,000     68,040
Xilinx, Inc. (USA) (2)                                                                                 1,850,000     52,743
Linear Technology Corp. (USA)                                                                            887,100     31,767
Advanced Micro Devices, Inc. (USA) (2)                                                                 1,400,000     15,554


OIL & GAS  -  4.54%
ENI SpA (Italy) (1)                                                                                   16,650,000    255,120
Norsk Hydro AS (Norway) (1)                                                                            4,464,000    227,915
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR) (Brazil)                                 5,131,900    117,674
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                         4,727,000    100,449
Imperial Oil Ltd. (Canada)                                                                             3,048,303    113,427
"Shell" Transport and Trading Company, PLC (United Kingdom) (1)                                        9,000,000     55,608
Royal Dutch Petroleum Co. (New York registered) (Netherlands)                                          1,255,000     55,471
ChevronTexaco Corp. (USA)                                                                              1,500,000    107,175
Apache Corp. (USA)                                                                                     1,412,600     97,950
LUKoil Holding (ADR) (Russia)                                                                            630,000     51,534
Unocal Corp. (USA)                                                                                     1,500,000     47,280
ConocoPhillips (USA)                                                                                     500,000     27,375


DIVERSIFIED TELECOMMUNICATION SERVICES  -  4.53%
Telefonica, SA (Spain) (1)(2)                                                                         27,455,565    323,376
Deutsche Telekom AG (Germany)(1)(2)                                                                   20,616,200    299,393
Royal KPN NV (Netherlands) (1)(2)                                                                     30,145,300    226,416
Portugal Telecom, SA (Portugal)(1)                                                                    17,812,700    141,278
Swisscom AG (Switzerland) (1)                                                                            370,000    108,475
SBC Communications Inc. (USA)                                                                          3,750,000     83,437
AT&T Corp. (USA)                                                                                       1,512,900     32,603
Olivetti SpA (formerly Telecom Italia SpA, nonvoting shares) (Italy) (2)                              11,526,971     19,637
Singapore Telecommunications Ltd. (Singapore) (1)                                                     18,518,000     17,642
NTL Inc., Series A, warrants, expire 2011 (USA) (2)                                                       39,037         66
NTL Europe, Inc. (France) (2)                                                                             33,462          1


COMMERCIAL BANKS  -  4.12%
Bank of Nova Scotia (Canada)                                                                           5,099,000    238,614
Societe Generale (France) (1)                                                                          3,396,400    227,359
HSBC Holdings PLC (United Kingdom) (1)                                                                15,960,342    211,325
Royal Bank of Canada (Canada)                                                                          3,697,000    162,998
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable
   preferred 2005, units (Japan)                                                                   9,372,000,000    126,725
Bank of America Corp. (USA)                                                                            1,200,000     93,648
Westpac Banking Corp. (Australia) (1)                                                                  4,087,539     45,395
Toronto-Dominion Bank (Canada)                                                                         1,223,700     34,704


FOOD PRODUCTS  -  3.97%
Nestle SA (Switzerland)                                                                                1,712,900    395,674
Unilever NV (Netherlands) (1)                                                                          3,649,000    216,065
Unilever NV (New York registered)                                                                        680,000     40,242
Unilever PLC (United Kingdom)                                                                         21,103,779    180,229
Groupe Danone (France)                                                                                 1,070,000    163,550
Kraft Foods Inc., Class A (USA)                                                                        2,215,000     65,342
Sara Lee Corp. (USA)                                                                                   2,065,300     37,919


WIRELESS TELECOMMUNICATION SERVICES  -  3.48%
Vodafone Group PLC (United Kingdom) (1)                                                              261,221,227    522,646
KDDI Corp. (Japan) (1)                                                                                    29,896    152,227
mm02 PLC (United Kingdom) (2)                                                                        149,108,000    141,833
NTT DoCoMo, Inc. (Japan) (1)                                                                              47,100    115,008
America Movil SA de CV, Series L (ADR) (Mexico)                                                        1,349,300     31,182


INDUSTRIAL CONGLOMERATES  -  2.90%
Tyco International Ltd. (USA)                                                                         24,101,500    492,394
General Electric Co. (USA)                                                                             8,250,000    245,933
Siemens AG (Germany) (1)                                                                               1,097,000     65,105


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.68%
Flextronics International Ltd. (Singapore) (2)                                                        11,500,000    163,070
Hon Hai Precision Industry Co., Ltd. (Taiwan) (1)                                                     37,943,328    162,608
Murata Manufacturing Co., Ltd. (Japan) (1)                                                             3,129,500    158,660
Agilent Technologies, Inc. (USA) (2)                                                                   4,236,800     93,676
Hoya Corp. (Japan) (1)                                                                                   887,900     67,600
Samsung Electro-Mechanics Co., Ltd. (South Korea) (1)                                                  1,816,560     54,930
Hitachi, Ltd. (Japan) (1)                                                                              7,500,000     40,920


COMMUNICATIONS EQUIPMENT  -  2.59%
Cisco Systems, Inc. (USA) (2)                                                                         13,450,000    262,813
QUALCOMM Inc. (USA)                                                                                    5,975,000    248,799
Motorola, Inc. (USA)                                                                                  17,000,000    203,490


TOBACCO  -  2.45%
Altria Group, Inc. (USA)                                                                              14,874,000    651,481
Gallaher Group PLC (United Kingdom)                                                                    2,905,100     27,344


BEVERAGES  -  2.42%
Coca-Cola Co. (USA)                                                                                    5,250,000    225,540
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR) (Brazil)                              5,250,000    113,663
PepsiCo, Inc. (USA)                                                                                    2,350,000    107,701
Heineken NV (Netherlands)                                                                              2,440,000     88,798
Orkla AS (Norway)                                                                                      4,350,000     85,563
Anheuser-Busch Companies, Inc. (USA)                                                                     980,000     48,353


AUTOMOBILES  -  2.33%
Honda Motor Co., Ltd. (Japan) (1)                                                                      6,525,000    259,333
Renault SA (France) (1)                                                                                2,275,000    134,537
Suzuki Motor Corp. (Japan) (1)                                                                         8,652,000    125,881
Bayerische Motoren Werke AG (Germany) (1)                                                              1,229,200     46,801
General Motors Corp. (USA)                                                                               900,000     36,837
DaimlerChrysler AG (Germany)                                                                             625,000     21,980
Hyundai Motor Co. (South Korea)                                                                          650,000     18,741


INSURANCE  -  1.99%
American International Group, Inc. (USA)                                                               4,897,569    282,590
QBE Insurance Group Ltd. (Australia) (1)                                                              10,051,115     68,164
Berkshire Hathaway Inc., Class A (USA) (2)                                                                   860     64,500
Munchener Ruckversicherungs-Gesellschaft AG (Germany) (1)                                                441,600     43,812
Manulife Financial Corp. (Canada)                                                                      1,400,000     40,524
Sompo Japan Insurance Inc. (Japan) (1)                                                                 4,297,000     31,222
AEGON NV (Netherlands) (1)                                                                               860,000     10,055
Allianz AG (Germany) (1)                                                                                  71,900      6,338
Allianz AG (1)(3)                                                                                         27,080      2,387


COMPUTERS & PERIPHERALS  -  1.98%
NEC Corp. (Japan) (1)(2)                                                                              30,611,000    226,137
International Business Machines Corp. (USA)                                                            1,720,000    151,928
Sun Microsystems, Inc. (USA) (2)                                                                      35,000,000    115,850
Hewlett-Packard Co. (USA)                                                                              2,760,000     53,434


PAPER & FOREST PRODUCTS  -  1.96%
International Paper Co. (USA)                                                                          4,900,000    191,198
Georgia-Pacific Corp., Georgia-Pacific Group (USA)                                                     6,100,000    147,864
Weyerhaeuser Co. (USA)                                                                                 1,300,000     75,985
Stora Enso Oyj, Class R (Finland) (1)                                                                  5,000,000     62,164
Rayonier Inc. (USA)                                                                                      825,000     33,495
Abitibi-Consolidated Inc. (Canada)                                                                     4,564,655     32,092


CHEMICALS  -  1.93%
Nitto Denko Corp. (Japan) (1)                                                                          4,620,000    198,388
Dow Chemical Co. (USA)                                                                                 5,220,400    169,872
Rohm and Haas Co. (USA)                                                                                1,500,000     50,175
Valspar Corp. (USA)                                                                                    1,070,200     49,925
L'Air Liquide (France) (1)                                                                               300,000     42,562
Methanex Corp. (Canada)                                                                                2,500,000     23,361


SOFTWARE  -  1.64%
Microsoft Corp. (USA)                                                                                  6,350,000    176,467
Cadence Design Systems, Inc. (USA) (2)                                                                 8,673,600    116,226
PeopleSoft, Inc. (USA) (2)                                                                             5,826,800    105,989
SAP AG (Germany) (1)                                                                                     454,500     55,096


HOTELS, RESTAURANTS & LEISURE  -  1.56%
Starbucks Corp. (USA) (2)                                                                              5,400,000    155,520
Carnival Corp., units (USA)                                                                            4,348,900    143,035
MGM Mirage, Inc. (USA) (2)                                                                             2,000,000     73,100
McDonald's Corp. (USA)                                                                                 2,500,000     58,850


OFFICE ELECTRONICS  -  1.31%
Xerox Corp. (USA) (2)                                                                                 20,000,000    205,200
Canon, Inc. (Japan) (1)                                                                                3,230,000    156,032


FOOD & STAPLES RETAILING  -  1.24%
Koninklijke Ahold NV (Netherlands) (1)                                                                27,476,643    260,889
Wal-Mart de Mexico, SA de CV, Series V (Mexico)                                                       10,995,004     31,779
Wal-Mart de Mexico, SA de CV, Series C                                                                 3,819,325      9,907
Wal-Mart Stores, Inc. (USA)                                                                              700,000     39,095


DIVERSIFIED FINANCIAL SERVICES  -  1.22%
ING Groep NV (Netherlands) (1)                                                                        16,330,975    300,634
ING Groep NV, warrants, expire 2008 (1)(2)                                                             1,265,000      5,950
Citigroup Inc. (USA)                                                                                     706,667     32,160


ELECTRIC UTILITIES  -  1.14%
E.ON AG (Germany) (1)                                                                                  3,300,000    161,640
Scottish Power PLC (United Kingdom) (1)                                                               26,157,902    153,145


CAPITAL MARKETS  -  1.09%
Deutsche Bank AG (Germany)                                                                             2,485,000    151,499
J.P. Morgan Chase & Co. (USA)                                                                          4,400,000    151,052


AIR FREIGHT & LOGISTICS  -  0.78%
FedEx Corp. (USA)                                                                                      2,050,000    132,082
United Parcel Service, Inc., Class B (USA)                                                             1,294,700     82,602


COMMERCIAL SERVICES & SUPPLIES  -  0.70%
Cendant Corp. (USA) (2)                                                                                5,200,000     97,188
Securitas AB, Class B (Sweden) (1)                                                                     5,040,800     61,106
Monster Worldwide Inc. (formerly TMP Worldwide Inc.)(USA)(2)                                           1,370,000     34,497


PERSONAL PRODUCTS  -  0.69%
Shiseido Co., Ltd. (Japan)                                                                             9,617,000    109,805
Avon Products, Inc. (USA)                                                                              1,250,000     80,700


MACHINERY  -  0.59%
Deere & Co. (USA)                                                                                      1,300,000     69,303
Caterpillar Inc. (USA)                                                                                   720,000     49,565
Parker Hannifin Corp. (USA)                                                                            1,000,000     44,700


ENERGY EQUIPMENT & SERVICES  -  0.47%
Schlumberger Ltd. (USA)                                                                                1,460,000     70,664
Baker Hughes Inc. (USA)                                                                                2,000,000     59,180


OTHER  -  3.92%
National Grid Transco PLC (United Kingdom)                                                            17,535,100    112,314
Smurfit-Stone Container Corp. (USA) (2)                                                                6,700,000    100,366
Kingfisher PLC (United Kingdom)                                                                       21,355,942     92,610
Asahi Glass Co., Ltd. (Japan) (1)                                                                     12,692,000     86,475
eBay Inc. (USA) (2)                                                                                    1,600,000     85,616
Boeing Co. (USA)                                                                                       2,010,400     69,017
Smith & Nephew PLC (United Kingdom) (1)                                                                9,400,000     62,027
Bouygues SA (France) (1)                                                                               2,350,000     61,853
Medtronic, Inc. (USA)                                                                                  1,260,000     59,119
Cie. Financiere Richemont AG, units, Class A (Switzerland)                                             2,900,000     57,749
Koninklijke Philips Electronics NV (Netherlands) (1)                                                   2,500,000     57,338
Yahoo! Inc. (USA) (2)                                                                                  1,500,000     53,070
Amgen Inc. (USA) (2)                                                                                     680,000     43,908
Raytheon Co. (USA)                                                                                     1,300,000     36,400
Sony Corp. (Japan) (1)                                                                                   964,800     33,196
VeriSign, Inc. (USA) (2)                                                                               1,484,464     19,996
Holcim Ltd. (Switzerland) (1)                                                                            475,000     19,216
Electronic Data Systems Corp. (USA)                                                                      906,000     18,301
Sharp Corp. (Japan)                                                                                    1,000,000     14,653
TI Automotive Ltd., Class A (United Kingdom)(1)(2)                                                     4,578,091          0

MISCELLANEOUS  -  4.15%
OTHER EQUITY SECURITIES IN INITIAL PERIOD OF ACQUISITION                                                          1,148,256

TOTAL EQUITY SECURITIES (cost: $21,507,969,000)                                                                  25,369,424


                                                                                                   Principal       Market
                                                                                                     amount        value
FIXED-INCOME SECURITIES                                                                              (000)         (000)
Metals & mining  -  0.00%
Cia. Vale do Rio Doce 0% (undated) (1)                                                                $38                $0

TOTAL FIXED-INCOME SECURITIES (cost: $0)                                                                                  0

                                                                                                   Principal       Market
                                                                                                     amount        value
SHORT-TERM SECURITIES                                                                                (000)         (000)

CORPORATE SHORT-TERM NOTES  -  7.49%
Asset Securitization Cooperative Corp. 1.03%-1.07% due 10/17-11/14/2003 (3)                         $125,000       $124,879
Nestle Capital Corp. 1.00%-1.01% due 10/6-10/9/2003 (3)                                                   75,000     74,985
Alcon Capital Corp. 1.05% due 11/3/2003 (3)                                                               25,000     24,975
Dexia Delaware LLC 1.02%-1.055% due 10/3-10/28/2003                                                      100,000     99,958
Societe Generale North America Inc. 1.02%-1.04% due 10/8-11/4/2003                                       100,000     99,927
HBOS Treasury Services PLC 1.02%-1.06% due 10/6-12/18/2003                                               100,000     99,899
Danske Corp. 1.02%-1.06% due 10/7-12/12/2003                                                             100,000     99,882
CBA (Delaware) Finance Inc. 1.04%-1.07% due 10/15-12/19/2003                                             100,000     99,875
Stadshypotek Delaware Inc. 1.06% due 10/29-12/9/2003 (3)                                                 100,000     99,853
KfW International Finance Inc. 1.05%-1.07% due 12/18-12/30/2003 (3)                                       99,990     99,747
American Honda Finance Corp. 1.04%-1.05% due 10/6-11/19/2003                                              85,000     84,931
Credit Lyonnais N.A. Inc. 1.05%-1.06% due 10/2-12/15/2003                                                 85,000     84,879
Shell Finance (U.K.) PLC 1.00%-1.04% due 10/2-10/21/2003                                                  77,839     77,811
Spintab AB (Swedmortgage) 1.05%-1.08% due 10/14-12/1/2003                                                 77,300     77,210
Toyota Motor Credit Corp. 1.05% due 10/24-12/17/2003 (3)                                                  75,000     74,901
Bank of Ireland 1.05%-1.06% due 10/22-11/4/2003 (3)                                                       54,500     54,450
CDC Commercial Paper Corp. 1.05%-1.06% due 10/17-11/18/2003 (3)                                           50,400     50,352
Ciesco LP 1.06% due 10/27/2003 (3)                                                                        40,000     39,968
Ciesco LP 1.05% due 11/12/2003                                                                            10,000      9,987
General Electric Capital Corp. 1.05%-1.07% due 10/21-11/17/2003                                           50,000     49,953
ANZ (Delaware) Inc. 1.01%-1.065% due 10/6-12/10/2003                                                      50,000     49,943
TotalFinaElf Capital SA 1.04% due 11/10/2003 (3)                                                          50,000     49,939
Rio Tinto PLC 1.05%-1.06% due 10/7-12/4/2003 (3)                                                          50,000     49,937
ABN AMRO North America Finance Inc. 1.05% due 11/5-12/4/2003                                              50,000     49,930
Westpac Trust Securities NZ Ltd. 1.065% due 11/21/2003                                                    50,000     49,923
Abbey National North America LLC 1.01% due 11/24/2003                                                     50,000     49,920
Allied Irish Banks N.A. Inc. 1.06%-1.065% due 11/24/2003                                                  50,000     49,918
BASF AG 1.06%-1.07% due 11/24-12/19/2003 (3)                                                              50,000     49,898
Aventis S.A. 1.03% due 10/8-10/16/2003 (3)                                                                48,400     48,383
Barclays U.S. Funding Corp. 1.05%-1.06% due 10/31-12/2/2003                                               41,000     40,956
Sony Capital Corp. 1.05% due 12/17/2003 (3)                                                               30,000     29,928
Toronto-Dominion Holdings USA Inc. 1.04% due 10/28/2003                                                   25,000     24,980

FEDERAL AGENCY DISCOUNT NOTES  -  0.49%
Federal Home Loan Bank 0.965%-1.20% due 10/3-10/8/2003                                                    71,463     71,454
Fannie Mae 1.01%-1.13% due 10/15-11/5/2003                                                                38,600     38,564
Freddie Mac 1.21% due 10/29/2003                                                                          25,000     24,979

U.S. TREASURIES  -  0.36%
U.S. Treasury Bills 0.94%-0.98% due 11/13-11/20/2003                                                     100,000     99,888

TOTAL SHORT-TERM SECURITIES (cost: $2,306,970,000)                                                                2,306,962

TOTAL INVESTMENT SECURITIES (cost: $23,814,939,000)                                                              27,676,386

NEW TAIWANESE DOLLAR (cost: $9,594,000)                                                            NT$307,477         9,124

Other assets less liabilities                                                                                       (28,021)

NET ASSETS                                                                                                       $27,657,489


(1) Valued under fair value procedures adopted by authority of the Board of Directors. At September 30, 2003, 76 of the securities listed above (with an aggregate value of $9,881,337,000) were fair valued under procedures that took into account significant price changes in the U.S. equity markets on that date.
(2)  Security did not produce income during the last 12 months.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

The  descriptions of the companies  shown in the portfolio,  which were obtained
from  published  reports  and  other  sources  believed  to  be  reliable,   are
supplemental and are not covered by the Report of independent auditors.

See Notes to Financial Statements



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2003
                     (dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market (cost: $23,814,939)                $27,676,386
 Cash denominated in non-U.S. currencies
  (cost: $9,594)                                                          9,124
 Cash                                                                     1,437
 Receivables for:
  Sales of investments                                    $14,735
  Sales of fund's shares                                   51,620
  Dividends and interest                                   49,967       116,322
                                                                     27,803,269
LIABILITIES:
 Payables for:
  Purchases of investments                                 99,146
  Repurchases of fund's shares                             24,897
  Investment advisory services                              9,203
  Services provided by affiliates                           9,864
  Deferred Directors' and Advisory Board compensation       1,726
  Other fees and expenses                                     944       145,780
NET ASSETS AT SEPTEMBER 30, 2003                                    $27,657,489

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                         $24,682,406
 Undistributed net investment income                                    190,397
 Accumulated net realized loss                                       (1,076,845)
 Net unrealized appreciation                                          3,861,531
NET ASSETS AT SEPTEMBER 30, 2003                                    $27,657,489


TOTAL AUTHORIZED CAPITAL STOCK - 2,000,000 shares, $0.001 par value

                     Net assets     Shares outstanding        Net asset value
                                                                per share (1)
Class A              $25,387,900       1,190,435                  $21.33
Class B              863,207              41,068                   21.02
Class C              485,388              23,147                   20.97
Class F              353,035              16,581                   21.29
Class 529-A          137,468               6,458                   21.29
Class 529-B           31,473               1,494                   21.07
Class 529-C           38,690               1,836                   21.07
Class 529-E            8,228                 388                   21.19
Class 529-F            1,143                  54                   21.28
Class R-1              2,974                 141                   21.08
Class R-2             71,844               3,405                   21.10
Class R-3            124,439               5,872                   21.19
Class R-4             60,785               2,856                   21.28
Class R-5             90,915               4,255                   21.37

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $22.63 and $22.59, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended September 30, 2003                    (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of $32,264)   $383,628
  Interest (net of non-U.S. withholding tax of $19)          29,134
  Other income                                               17,019    $429,781

 Fees and expenses:
  Investment advisory services                               97,504
  Distribution services                                      67,560
  Transfer agent services                                    31,278
  Administrative services                                     2,245
  Reports to shareholders                                     1,975
  Registration statement and prospectus                         485
  Postage, stationery and supplies                            4,265
  Directors' and Advisory Board compensation                    560
  Auditing and legal                                            130
  Custodian                                                   5,266
  State and local taxes                                         362
  Other                                                         116
  Total expenses before reimbursement                       211,746
   Reimbursement of expenses                                    179     211,567
 Net investment income                                                  218,214

NET REALIZED LOSS AND UNREALIZED APPRECIATION
 ON INVESTMENTS AND NON-U.S. CURRENCY:
 Net realized loss on:
  Investments                                              (530,849)
  Non-U.S. currency transactions                             (3,134)   (533,983)
 Net unrealized appreciation (depreciation) on:
  Investments                                             6,741,421
  Non-U.S. currency translations                               (191)  6,741,230
   Net realized loss and unrealized appreciation
     on investments and non-U.S. currency                             6,207,247
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $6,425,461



STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                        Year ended September 30
                                                          2003           2002
OPERATIONS:
 Net investment income                                  $218,214       $224,075
 Net realized loss on investments and
  non-U.S. currency transactions                        (533,983)      (548,101)
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations    6,741,230     (3,737,576)
  Net increase (decrease) in net assets
   resulting from operations                           6,425,461     (4,061,602)

DIVIDENDS PAID TO SHAREHOLDERS FROM NET
  INVESTMENT INCOME                                     (211,436)      (347,738)

CAPITAL SHARE TRANSACTIONS                              (252,260)       418,923

TOTAL INCREASE (DECREASE) IN NET ASSETS                5,961,765     (3,990,417)

NET ASSETS:
 Beginning of year                                    21,695,724     25,686,141
 End of year (including undistributed
  net investment income: $190,397 and
  $186,752, respectively)                            $27,657,489    $21,695,724

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
  Share class           Initial sales        Contingent deferred sales         Conversion feature
                           charge             charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A    Up to 5.75%          None (except 1% for certain       None
                                              redemptions within one year of
                                              purchase without an initial
                                              sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B    None                 Declines from 5% to zero for      Classes B and 529-B
                                              redemptions within six years      convert to classes A
                                              six years of purchase             and 529-A, respectively,
                                                                                after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class C                None                 1% for redemptions within one     Class C converts t
                                              year of purchase                  Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class 529-C            None                 1% for redemptions within one     None
                                              year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Class 529-E             None                 None                              None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Classes F and 529-F     None                 None                              None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,   None                 None                              None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

     SECURITIES LENDING - The fund may lend portfolio securities from time to time in order to earn additional income; however, it does not currently intend to engage in an ongoing or regular securities lending program. When the fund lends securities, it receives collateral in an amount not less than 100% of the market value of the loaned securities throughout the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered on the next business day. If the borrower defaults on its obligation to return the securities loaned, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income earned is included in other income in the accompanying financial statements.

2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September 30, 2003, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $23,824,322,000.

During the year ended September 30, 2003, the fund reclassified $3,133,000 from undistributed net investment income to undistributed net realized gains.

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

[begin table]
                                                         (dollars in thousands)
Undistributed net investment income and currency gains         $   195,657
Loss deferrals related to non-U.S. currency that were
  realized during the period November 1, 2002 through
  September 30, 2003                                                (3,534)
Short-term and long-term capital loss deferrals                 (1,076,145)
Gross unrealized appreciation on investment securities           5,476,616
Gross unrealized depreciation on investment securities          (1,615,428)

[end table]

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $276,746,000 and $411,405,000 expiring in 2010 and 2011, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Short-term and long-term capital loss deferrals above include capital losses of $387,994,000, that were realized during the period November 1, 2002 through September 30, 2003.

Distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

[begin table]

Share class(1)                          Year ended              Year ended
                                    September 30, 2003       September 30, 2002

Class A                                 $ 204,015                $ 341,761
Class B                                     1,631                    3,907
Class C                                     1,281                      829
Class F                                     2,233                    1,241
Class 529-A                                   762                        -
Class 529-B                                   100                        -
Class 529-C                                   123                        -
Class 529-E                                    34                        -
Class 529-F                                     2                        -
Class R-1                                       8                        -
Class R-2                                     123                        -
Class R-3                                     336                        -
Class R-4                                      46                        -
Class R-5                                     742                        -
Total                                   $ 211,436                $ 347,738

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

[end table]

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.365% on such assets in excess of $44 billion. For the year ended September 30, 2003, the investment advisory services fee was $97,504,000, which was equivalent to an annualized rate of 0.401% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

[begin table]
     ----------------------------------------------------------------------
     Share class                  Currently approved limits    Plan limits
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Class A                                0.25%                 0.25%
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Class 529-A                             0.25                  0.50
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes B and 529-B                     1.00                  1.00
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes C, 529-C and R-1                1.00                  1.00
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Class R-2                               0.75                  1.00
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes 529-E and R-3                   0.50                  0.75
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes F, 529-F and R-4                0.25                  0.50
     ----------------------------------------------------------------------
[end table]

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended September 30, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
  Share class     Distribution    Transfer agent                    Administrative services
                    services         services
                                                  -------------------------------------------------------------
                                                         CRMC           Transfer agent      Commonwealth of
                                                    administrative         services             Virginia
                                                       services                              administrative
                                                                                                services
---------------------------------------------------------------------------------------------------------------
    Class A         $54,861          $30,120        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B          7,113            1,158         Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C          3,713           Included            $557                $201            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F            647           Included             388                  69            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A          99            Included             142                  21                 $ 95
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B         213            Included             32                   16                  21
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C          263           Included             39                   16                  26
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E          26            Included              8                    1                  5
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F          1             Included              1                   -*                  1
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1           15            Included              2                    5            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2          251            Included             50                  263            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3          324            Included             97                   88            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4           34            Included             21                    4            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included             74                    2            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total          $67,560          $31,278            $1,411               $686                 $148
----------------===============================================================================================
* Amount less than one thousand.

DEFERRED DIRECTORS' AND ADVISORY BOARD COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' and Advisory Board compensation in the accompanying financial statements includes $371,000 in current fees (either paid in cash or deferred) and a net increase of $189,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                   Reinvestments of                                Net (decrease)
Share class(1)                                Sales(2)                dividends            Repurchases(2)              increase
                                           Amount   Shares          Amount  Shares        Amount   Shares          Amount   Shares
YEAR ENDED SEPTEMBER 30, 2003
Class A                                $3,722,595  201,094       $ 192,901  10,741  $ (4,815,943) (263,541)    $ (900,447) (51,706)
Class B                                   192,097   10,379           1,579      89       (89,581)   (4,944)       104,095    5,524
Class C                                   234,541   12,669           1,227      69      (120,572)   (6,628)       115,196    6,110
Class F                                   277,351   14,926           1,970     110      (180,744)   (9,945)        98,577    5,091
Class 529-A                                61,585    3,293             762      42        (3,553)     (190)        58,794    3,145
Class 529-B                                14,813      799             100       6          (604)      (32)        14,309      773
Class 529-C                                18,312      986             123       7        (1,067)      (56)        17,368      937
Class 529-E                                 4,691      252              34       2           (78)       (4)         4,647      250
Class 529-F                                 1,063       55               2      -*           (30)       (1)         1,035       54
Class R-1                                   3,009      160               8      -*          (645)      (33)         2,372      127
Class R-2                                  73,410    3,925             123       7       (13,973)     (743)        59,560    3,189
Class R-3                                 130,711    7,063             336      19       (28,470)   (1,545)       102,577    5,537
Class R-4                                  63,140    3,119              46       2        (5,717)     (311)        57,469    2,810
Class R-5                                  17,896      952             576      32        (6,284)     (337)        12,188      647
Total net increase
   (decrease)                          $4,815,214  259,672       $ 199,787  11,126  $ (5,267,261) (288,310)    $ (252,260) (17,512)

YEAR ENDED SEPTEMBER 30, 2002
Class A                                $4,493,172  218,712       $ 321,388  14,962  $ (5,290,086) (262,475)    $ (475,526) (28,801)
Class B                                   333,236   16,208           3,775     177       (71,165)   (3,630)       265,846   12,755
Class C                                   303,539   14,856             795      37       (43,764)   (2,319)       260,570   12,574
Class F                                   249,335   12,111           1,119      52       (73,381)   (3,722)       177,073    8,441
Class 529-A                                68,860    3,350               -       -          (734)      (37)        68,126    3,313
Class 529-B                                14,845      726               -       -          (102)       (5)        14,743      721
Class 529-C                                18,542      907               -       -          (139)       (8)        18,403      899
Class 529-E                                 2,793      139               -       -           (11)       (1)         2,782      138
Class 529-F                                     1       -*               -       -             -         -              1       -*
Class R-1                                     277       15               -       -           (25)       (1)           252       14
Class R-2                                   4,587      254               -       -          (678)      (38)         3,909      216
Class R-3                                   6,769      382               -       -          (831)      (47)         5,938      335
Class R-4                                     896       49               -       -           (56)       (3)           840       46
Class R-5                                  78,859    3,755               -       -        (2,893)     (147)        75,966    3,608
Total net increase
   (decrease)                          $5,575,711  271,464       $ 327,077  15,228  $ (5,483,865) (272,433)     $ 418,923   14,259


(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2)  Includes exchanges between share classes of the fund.


6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of September 30, 2003, the total value of restricted securities was $874,582,000, which represented 3.16% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,274,073,000 and $7,057,514,000, respectively, during the year ended September 30, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2003, the custodian fee of $5,266,000 included $17,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)


                                                                 Income (loss) from investment operations(2)
                                                                                           Net gains
                                                        Net asset                         (losses) on
                                                         value,          Net               securities        Total from
                                                        beginning    investment           (both realized     investment
                                                        of period   income (loss)         and unrealized)    operations
CLASS A:
 Year ended 9/30/2003                                   $16.50          $.18                 $4.82            $5.00
 Year ended 9/30/2002                                    19.74           .17                 (3.14)           (2.97)
 Year ended 9/30/2001                                    28.66           .34                 (5.86)           (5.52)
 Year ended 9/30/2000                                    26.25           .30                  4.56             4.86
 Year ended 9/30/1999                                    20.50           .26                  7.26             7.52
CLASS B:
 Year ended 9/30/2003                                    16.28           .03                  4.75             4.78
 Year ended 9/30/2002                                    19.53           .02                 (3.11)           (3.09)
 Year ended 9/30/2001                                    28.54           .14                 (5.80)           (5.66)
 Period from 3/15/2000 to 9/30/2000                      30.11           .08                 (1.65)           (1.57)
CLASS C:
 Year ended 9/30/2003                                    16.27           .02                  4.75             4.77
 Year ended 9/30/2002                                    19.50           .03                 (3.14)           (3.11)
 Period from 3/15/2001 to 9/30/2001                      22.42          (.01)                (2.83)           (2.84)
CLASS F:
 Year ended 9/30/2003                                    16.49           .17                  4.81             4.98
 Year ended 9/30/2002                                    19.72           .18                 (3.16)           (2.98)
 Period from 3/15/2001 to 9/30/2001                      22.59           .10                 (2.87)           (2.77)
CLASS 529-A:
 Year ended 9/30/2003                                    16.49           .19                  4.80             4.99
 Period from 2/15/2002 to 9/30/2002                      21.05           .11                 (4.67)           (4.56)
CLASS 529-B:
 Year ended 9/30/2003                                    16.41           .01                  4.76             4.77
 Period from 2/15/2002 to 9/30/2002                      21.05           .02                 (4.66)           (4.64)
CLASS 529-C:
 Year ended 9/30/2003                                    16.41           .01                  4.76             4.77
 Period from 2/15/2002 to 9/30/2002                      21.05           .02                 (4.66)           (4.64)
CLASS 529-E:
 Year ended 9/30/2003                                    16.47           .11                  4.79             4.90
 Period from 3/1/2002 to 9/30/2002                       21.49           .08                 (5.10)           (5.02)
CLASS 529-F:
 Year ended 9/30/2003                                    16.50           .17                  4.79             4.96
 Period from 9/17/2002 to 9/30/2002                      17.65            - (3)              (1.15)           (1.15)
CLASS R-1:
 Year ended 9/30/2003                                    16.45           .04                  4.76             4.80
 Period from 6/17/2002 to 9/30/2002                      20.72           .01                 (4.28)           (4.27)
CLASS R-2:
 Year ended 9/30/2003                                    16.45           .05                  4.77             4.82
 Period from 5/21/2002 to 9/30/2002                      21.95           .02                 (5.52)           (5.50)
CLASS R-3:
 Year ended 9/30/2003                                    16.49           .12                  4.77             4.89
 Period from 6/4/2002 to 9/30/2002                       21.33           .04                 (4.88)           (4.84)
CLASS R-4:
 Year ended 9/30/2003                                    16.50           .18                  4.80             4.98
 Period from 5/28/2002 to 9/30/2002                      21.86           .07                 (5.43)           (5.36)
CLASS R-5:
 Year ended 9/30/2003                                    16.52           .23                  4.83             5.06
 Period from 5/15/2002 to 9/30/2002                      21.91           .09                 (5.48)           (5.39)



                                                                    Dividends and distributions

                                           Dividends
                                           (from net     Distributions       Total           Net asset
                                           investment     (from capital   dividends and     value, end         Total
                                            income)          gains)       distributions      of period         return(4)

CLASS A:
 Year ended 9/30/2003                       $(.17)          $ -             $(.17)            $21.33            30.48%
 Year ended 9/30/2002                        (.27)            -              (.27)             16.50           (15.36)
 Year ended 9/30/2001                        (.30)         (3.10)           (3.40)             19.74           (21.47)
 Year ended 9/30/2000                        (.11)         (2.34)           (2.45)             28.66            18.93
 Year ended 9/30/1999                        (.20)         (1.57)           (1.77)             26.25            38.43
CLASS B:
 Year ended 9/30/2003                        (.04)            -              (.04)             21.02            29.44
 Year ended 9/30/2002                        (.16)            -              (.16)             16.28           (16.04)
 Year ended 9/30/2001                        (.25)         (3.10)           (3.35)             19.53           (22.06)
 Period from 3/15/2000 to 9/30/2000            -              -                -               28.54            (5.21)
CLASS C:
 Year ended 9/30/2003                        (.07)            -              (.07)             20.97            29.39
 Year ended 9/30/2002                        (.12)            -              (.12)             16.27           (16.05)
 Period from 3/15/2001 to 9/30/2001          (.08)            -              (.08)             19.50           (12.78)
CLASS F:
 Year ended 9/30/2003                        (.18)            -              (.18)             21.29            30.39
 Year ended 9/30/2002                        (.25)            -              (.25)             16.49           (15.41)
 Period from 3/15/2001 to 9/30/2001          (.10)            -              (.10)             19.72           (12.34)
CLASS 529-A:
 Year ended 9/30/2003                        (.19)            -              (.19)             21.29            30.46
 Period from 2/15/2002 to 9/30/2002            -              -                -               16.49           (21.66)
CLASS 529-B:
 Year ended 9/30/2003                        (.11)            -              (.11)             21.07            29.21
 Period from 2/15/2002 to 9/30/2002            -              -                -               16.41           (22.04)
CLASS 529-C:
 Year ended 9/30/2003                        (.11)            -              (.11)             21.07            29.21
 Period from 2/15/2002 to 9/30/2002            -              -                -               16.41           (22.04)
CLASS 529-E:
 Year ended 9/30/2003                        (.18)            -              (.18)             21.19            29.92
 Period from 3/1/2002 to 9/30/2002             -              -                -               16.47           (23.36)
CLASS 529-F:
 Year ended 9/30/2003                        (.18)            -              (.18)             21.28            30.25
 Period from 9/17/2002 to 9/30/2002            -              -                -               16.50            (6.52)
CLASS R-1:
 Year ended 9/30/2003                        (.17)            -              (.17)             21.08            29.35
 Period from 6/17/2002 to 9/30/2002            -              -                -               16.45           (20.61)
CLASS R-2:
 Year ended 9/30/2003                        (.17)            -              (.17)             21.10            29.43
 Period from 5/21/2002 to 9/30/2002            -              -                -               16.45           (25.01)
CLASS R-3:
 Year ended 9/30/2003                        (.19)            -              (.19)             21.19            29.85
 Period from 6/4/2002 to 9/30/2002             -              -                -               16.49           (22.69)
CLASS R-4:
 Year ended 9/30/2003                        (.20)            -              (.20)             21.28            30.38
 Period from 5/28/2002 to 9/30/2002            -              -                -               16.50           (24.52)
CLASS R-5:
 Year ended 9/30/2003                        (.21)            -              (.21)             21.37            30.84
 Period from 5/15/2002 to 9/30/2002            -              -                -               16.52           (24.60)


[begin table]
                                                                    Ratio of
                                                      Ratio of      net income
                                    Net assets,       expenses      (loss) to
                                    end of period     to average    to average
                                    (in millions)     net assets    net assets

CLASS A:
 Year ended 9/30/2003                   $25,388         .83%           .93%
 Year ended 9/30/2002                    20,497         .82            .84
 Year ended 9/30/2001                    25,094         .78           1.40
 Year ended 9/30/2000                    33,412         .79           1.00
 Year ended 9/30/1999                    25,752         .77           1.06
CLASS B:
 Year ended 9/30/2003                       863        1.62            .16
 Year ended 9/30/2002                       579        1.60            .11
 Year ended 9/30/2001                       445        1.57            .60
 Period from 3/15/2000 to 9/30/2000         260        1.53 (6)        .56 (6)
CLASS C:
 Year ended 9/30/2003                       485        1.66            .12
 Year ended 9/30/2002                       277        1.64            .14
 Period from 3/15/2001 to 9/30/2001          87        1.76 (6)       (.06)(6)
CLASS F:
 Year ended 9/30/2003                       353         .87            .91
 Year ended 9/30/2002                       189         .88            .89
 Period from 3/15/2001 to 9/30/2001          60         .90 (6)        .84 (6)
CLASS 529-A:
 Year ended 9/30/2003                       138         .83            .98
 Period from 2/15/2002 to 9/30/2002          55         .96 (6)        .95 (6)
CLASS 529-B:
 Year ended 9/30/2003                        31        1.78            .03
 Period from 2/15/2002 to 9/30/2002          12        1.76 (6)        .14 (6)
CLASS 529-C:
 Year ended 9/30/2003                        39        1.77            .05
 Period from 2/15/2002 to 9/30/2002          15        1.75 (6)        .16 (6)
CLASS 529-E:
 Year ended 9/30/2003                         8        1.23            .60
 Period from 3/1/2002 to 9/30/2002            2        1.21 (6)        .67 (6)
CLASS 529-F:
 Year ended 9/30/2003                         1         .97            .89
 Period from 9/17/2002 to 9/30/2002           - (5)      -  (7)         -  (7)
CLASS R-1:
 Year ended 9/30/2003                         3        1.65            .20
 Period from 6/17/2002 to 9/30/2002           - (5)     .47 (8)        .04
CLASS R-2:
 Year ended 9/30/2003                        72        1.61 (8)        .26
 Period from 5/21/2002 to 9/30/2002           4         .58 (8)        .11
CLASS R-3:
 Year ended 9/30/2003                       124        1.23 (8)        .64
 Period from 6/4/2002 to 9/30/2002            5         .39 (8)        .21
CLASS R-4:
 Year ended 9/30/2003                        61         .87 (8)        .91
 Period from 5/28/2002 to 9/30/2002           1         .30 (8)        .36
CLASS R-5:
 Year ended 9/30/2003                        91         .55           1.23
 Period from 5/15/2002 to 9/30/2002          60         .20            .46

[end table]

[begin table]
                                           Year ended September 30
                                    2003     2002     2001     2000     1999

Portfolio turnover rate
  for all classes of shares          28%      26%     32%       34%      29%

[end table]

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3)  Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5)  Amount less than 1 million.
(6)  Annualized.
(7)  Amount less than .01 percent.
(8) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 1.89%, 2.13% and .88% for classes R-1, R-2 and R-4, respectively, during the year ended September 30, 2003, and .91%, .74%, .45% and .41% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended September 30, 2002. The expense ratio for Class R-3 was not affected by any payments made by CRMC during the year ended September 30, 2003.


REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of New Perspective Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
October 31, 2003


Tax information (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended September 30, 2003 is $31,992,000. Foreign source income earned by the fund for the fiscal year ended September 30, 2003 was $304,144,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 67% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended September 30, 2003:

                                                                       1 year           Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                 +24.44%            -6.70% (1)
Not reflecting CDSC                                                    +29.44%            -6.00% (1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                              +28.39%            -2.10% (2)
Not reflecting CDSC                                                    +29.39%            -2.10% (2)

CLASS F SHARES (3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                +30.39%            -1.32% (2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                  +22.93%            -2.27% (4)
Not reflecting maximum sales charge                                    +30.46%            +1.35% (4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable only
     if shares are sold within six years of purchase                   +24.21%            -2.03% (4)
Not reflecting CDSC                                                    +29.21%            +0.45% (4)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                              +28.21%            +0.45% (4)
Not reflecting CDSC                                                    +29.21%            +0.45% (4)

CLASS 529-E SHARES (3)                                                 +29.92%            -0.27% (5)

CLASS 529-F SHARES (3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                +30.25%           +20.94% (6)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A, Class 529-B and Class 529-C shares were first sold.
(5) Average annual total return from March 1, 2002, when Class 529-E shares were first sold.
(6) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.

BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                             Year first
                                              elected
                                             a Director
Name and age                                of the fund (1)   Principal occupation(s) during past five years

ELISABETH ALLISON, 57                           1991          Administrative Director, ANZI, Ltd. (financial publishing
                                                              and consulting); publishing consultant, Harvard Medical
                                                              School; former Senior Vice President, Planning and
                                                              Development, McGraw Hill, Inc.

VANESSA C.L. CHANG, 51                          2000          President and CEO, ResolveItNow.com (insurance-related
                                                              Internet company); former Senior Vice President, Secured
                                                              Capital Corporation; former Partner, KPMG Peat Marwick LLP

ROBERT A. FOX, 66                               1979          Managing General Partner, Fox Investments LP; former
                                                              Professor, University of California; retired President
                                                              and CEO, Foster Farms (poultry producer)

JAE H. HYUN, 54                                 2002          Chairman of the Board, Tong Yang Group

KOICHI ITOH, 63                                 1994          Executive Chairman, Itoh Building Co., Ltd.; former President,
                                                              Autosplice KK; former Managing Partner, VENCA Management
                                                              (venture capital)

WILLIAM H. KLING, 61                            1987          President, American Public Media Group

JOHN G. MCDONALD, 66                            1978          The IBJ Professor of Finance, Graduate School of Business,
                                                              Stanford University

WILLIAM I. MILLER, 47                           1992          Chairman of the Board, Irwin Financial Corporation

KIRK P. PENDLETON, 64                           1996          Chairman of the Board and CEO, Cairnwood, Inc. (venture
                                                              capital investment)

ROZANNE L. RIDGWAY, 68                          2000          Director of companies; Chair (non-executive), Baltic
                                                              American Enterprises Fund; former co-chair, Atlantic
                                                              Council of the United States

"NON-INTERESTED" DIRECTORS

                                             Number of
                                          boards within the
                                          fund complex (2)
                                              on which
Name and age                               Director serves    Other directorships (3) held by Director

ELISABETH ALLISON, 57                             3           None

VANESSA C.L. CHANG, 51                            1           Inveresk Research Group, Inc.

ROBERT A. FOX, 66                                 7           Crompton Corporation

JAE H. HYUN, 54                                   1           Tong Yang Investment Bank; Tong Yang Magic Inc.;
                                                              Tong Yang Major Corp.; Tong Yang Systems Corp.

KOICHI ITOH, 63                                   3           None

WILLIAM H. KLING, 61                              6           Irwin Financial Corporation; St. Paul Companies

JOHN G. MCDONALD, 66                              8           iStar Financial, Inc.; Plum Creek Timber Co.;
                                                              Scholastic Corporation; Varian, Inc.

WILLIAM I. MILLER, 47                             3           Cummins, Inc.; Tennant Company

KIRK P. PENDLETON, 64                             6           None

ROZANNE L. RIDGWAY, 68                            1           Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.;
                                                              Sara Lee Corporation

"INTERESTED" DIRECTORS (4)

                                             Year first
                                             elected a
                                             Director or      Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                           the fund (1)     underwriter of the fund

WALTER P. STERN, 75                             1973          Vice Chairman of the Board, Capital International, In. (5);
Chairman of the Board                                         Vice Chairman of the Board, Capital Group International, Inc. (5)

GINA H. DESPRES, 62                             1991          Senior Vice President, Capital Research and Management
President                                                     Company; Vice President, Capital Strategy Research, Inc. (5)

GREGG E. IRELAND, 53                            1991          Senior Vice President, Capital Research and Management Company
Executive Vice President

PAUL G. HAAGA, JR., 54                          2000          Executive Vice President and Director, Capital Research and
                                                              Management Company; Director, The Capital Group Companies, Inc. (5);
                                                              Director, American Funds Distributors, Inc. (5)

"INTERESTED" DIRECTORS (4)
                                        Number of
                                     boards within the
                                      fund complex (2)
Name, age and                            on which        Other directorships (3)
position with fund                    Director serves    held by Director

WALTER P. STERN, 75                          1           None
Chairman of the Board

GINA H. DESPRES, 62                          4           None
President

GREGG E. IRELAND, 53                         1           None
Executive Vice President

PAUL G. HAAGA, JR., 54                      17           None


President Emeritus

JON B. LOVELACE (6), 76               Chairman Emeritus,
                                      Capital Research and Management Company

Jon B. Lovelace and Alan Greenway, both founding Directors of New Perspective Fund, retired on March 13, 2003, the 30th anniversary of the fund. Mr. Lovelace will continue to serve as President Emeritus. The Directors wish to thank them for their wise counsel and many contributions to the fund.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                           the fund (1)     underwriter of the fund

DARCY B. KOPCHO, 50                             1996          Director, Capital Research and Management
Senior Vice President                                         Company; President and Director, Capital Research Company (5);
                                                              Director, The Capital Group Companies, Inc. (5)

ROBERT W. LOVELACE,6 41                         2001          Senior Vice President, Capital Research and Management Company;
Senior Vice President                                         Chairman of the Board and Principal Executive Officer, Capital
                                                              Research Company (5); Director, American Funds Distributors Inc. (5);
                                                              Director, The Capital Group Companies, Inc. (5)

CATHERINE M. WARD, 56                           1991          Senior Vice President and Director, Capital Research and
Senior Vice President                                         Management Company; Director, American Funds Service Company (5);
                                                              Secretary and Director, Capital Group Research, Inc. (5);
                                                              Director, The Capital Group Companies, Inc. (5)

TIMOTHY P. DUNN, 42                             2000          Vice President, Capital Research and Management Company;
Vice President                                                Senior Vice President, Capital Research Company (5)

JONATHAN O. KNOWLES, 42                         1998          Executive Vice President and Director, Capital Research Company (5)
Vice President

VINCENT P. CORTI, 47                            1984          Vice President-- Fund Business Management Group,
Secretary                                                     Capital Research and Management Company

R. MARCIA GOULD, 49                             1993          Vice President-- Fund Business Management Group,
Treasurer                                                     Capital Research and Management Company

DAYNA G. YAMABE, 36                             1998          Vice President-- Fund Business Management Group,
Assistant Treasurer                                           Capital Research and Management Company

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.
(6)  Robert W. Lovelace is the son of Jon B. Lovelace.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Kirkpatrick & Lockhart LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in New Perspective Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.04 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o    A LONG-TERM, VALUE-ORIENTED APPROACH
     Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o    AN UNPARALLELED GLOBAL RESEARCH EFFORT
     American Funds draws on one of the industry's most globally integrated research networks.

o    THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
     Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o    EXPERIENCED INVESTMENT PROFESSIONALS
     The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o    A COMMITMENT TO LOW OPERATING EXPENSES
     American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   NEW PERSPECTIVE FUND(R)
   New World FundSM
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-907-1103

Litho in USA DD/GRS/8065

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Vanessa C.L. Chang, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   New Perspective Fund, Inc.


                                         /s/ Robert W. Lovelace
                                   By:   ----------------------------------
                                         Robert W. Lovelace, President and PEO

                                   Date: December 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      /s/ Robert W. Lovelace
By:   --------------------------------------
      Robert W. Lovelace, President and PEO

Date: December 9, 2003



      /s/ R. Marcia Gould
By    --------------------------------------
      R. Marcia Gould, Treasurer

Date: December 9, 2003